                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 14, 2005
                                                          --------------


                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-49952              06-1504091
          --------                      ---------            ----------
(State or other jurisdiction of        (Commission           (IRS Employer
       incorporation)                   File Number)         identification No.)

   12 E. Broad Street, Hazleton, Pennsylvania                    18201
   ------------------------------------------                    -----
   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (570) 459-3700
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.
                  ------------

         On April 14, 2005, the shareholders of Northeast Pennsylvania Financial Corp. approved the pending merger with KNBT Bancorp, Inc. The press release issued by Northeast Pennsylvania Financial Corp. announcing the shareholder approval is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (a)      Financial Statements of Businesses Acquired: Not applicable

         (b)      Pro Forma Financial Information:  Not applicable

         (c)      Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release, dated April 14, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHEAST PENNSYLVANIA FINANCIAL CORP.


Dated: April 14, 2005                   By: /s/ Jerry D. Holbrook
                                            ------------------------------------
                                            Jerry D. Holbrook
                                            Chief Financial Officer






                                       3